UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

Purple Innovation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200, Lehi, UT	84043
(Address of principal executive offices)	(Zip Code)

(801) 756-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Marketing Officer

On October 16, 2022, Patrice Varni, Chief Marketing Officer of Purple Innovation, Inc. (the “Company”), and the Company determined that Varni’s last day of employment as the Chief Marketing Officer was October 17, 2022. The Company presented Varni with a separation agreement with customary severance benefits and general release which she has 21 days to accept, if at all.

Item 7.01 REGULATION FD DISCLOSURE.

Appointment of Chief Marketing Officer

On October 15, 2022, Keira Krausz signed an offer letter to become the Chief Marketing Officer of the Company, effective November 1, 2022.

Prior to joining the Company, Krausz served as the Chief Marketing Officer of HealthPlanOne from 2020 to present. Krausz was the President of Tivity Health, Nutrition Business Unit from 2019 to 2020, Executive Vice President and Chief Marketing Officer of Nutrisystem, Inc. from 2013 to 2019, an independent consultant for new business development from 2012 to 2013, and Vice President of Marketing, QSP of Time Inc. from 2004 to 2012. Krausz did her undergraduate work at Cornell University and has an MBA from The Tuck School of Business at Dartmouth College.

The Company agreed to grant to Ms. Krausz, effective as of her start date, a one-time equity grant valued at $400,000 based on the market price of the Company’s Class A Common Stock on the day of the grant as an inducement grant outside the Company’s 2017 Equity Incentive Plan in accordance with the NASDAQ inducement grant exception found in NASDAQ Listing Rule 5635(c)(4). This grant will be awarded in performance stock units (“PSUs”) .. The PSUs have a three-year cliff vesting schedule and are contingent upon the stock price achieving certain performance thresholds.

On October 18, 2022, the Company issued a press release announcing the appointment of Ms. Krausz. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE INNOVATION, INC. (Registrant)

Date: October 18, 2022	By:	/s/ Bennett Nussbaum
Bennett Nussbaum
Interim Chief Financial Officer

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